                                                                    EXHIBIT 10.2


                             FIRST AMENDMENT TO THE
                             HEALTH CARE REIT, INC.
                      STOCK PLAN FOR NON-EMPLOYEE DIRECTORS


Health Care REIT, Inc., a Delaware corporation (the "Company"), hereby amends the Health Care REIT, Inc. Stock Plan for Non-Employee Directors (the "Plan") in the manner set forth in the terms of this Amendment (the "Amendment"). Capitalized terms used in this Amendment and not otherwise defined shall have the definitions set forth in the Plan.

1. PURPOSE OF THE AMENDMENT. The purpose of this Amendment is to increase the number of shares of the Company's common stock reserved for issuance to eligible non-employee directors under the Plan, so as to provide for annual grants to non-employee directors and to project the increased needs for grants under the Plan as current directors retire or otherwise leave the Board.

2. AUTHORITY FOR THE AMENDMENT. Section 13 of the Plan provides the Board of Directors of the Company with the authority to amend or modify the Plan in such respects as it shall deem advisable.

3. AMENDMENT TO SECTION 3. The first two sentences of Section 3 of the Plan shall be amended, to read as follows:

Subject to the provisions of Section 12 hereof, the number of shares of Common Stock which may be issued upon exercise of Options or as Awards of Restricted Stock under the Plan shall be 192,000 shares. On January 1 of each year subsequent to the Effective Date, the aggregate number of shares of common stock available for issuance under the Plan shall be increased by an additional number of shares calculated by multiplying the number of non-employee directors serving on the Board each January 1, by 6,000 shares (not to exceed 90,000 shares).

The effectiveness of this Amendment to Section 3 set forth in this Paragraph 3 shall be conditioned upon its approval by the Company's shareholders at the next Annual Meeting of Shareholders.

4. RATIFICATION OF THE PLAN. In all other respects, the Plan, as amended to date, is hereby ratified, approved and confirmed.

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Company, hereby executes this Amendment to the Plan on behalf of the Company, as directed and approved by the Board of Directors of Health Care REIT, Inc.

                                     HEALTH CARE REIT, INC.

                                     By
                                       --------------------------------
                                     Title
                                          -----------------------------